UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2017

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Crosby Drive

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☒

Item 1.01	Entry into a Material Definitive Agreement.

Lease Amendment

On October 10, 2017, Ocular Therapeutix, Inc. (the “Company”) and CCC Investors LLC (the “Landlord”) entered into an amendment (the “Second Amendment”) to a lease agreement for the Company’s laboratory and manufacturing space located at 34 Crosby Drive (the “34 Crosby Premises”) and 36 Crosby Drive (the “36 Crosby Premises”), each in Bedford, Massachusetts. The Second Amendment amends the original lease agreement, by and between the Company and CCC Investors LLC, as successor-in-interest to RAR2-Crosby Corporate Center QRS, Inc., dated as of September 2, 2009 (as amended to date, the “Lease”).

The Second Amendment extends the term of the Lease for the 36 Crosby Premises from June 30, 2018 (the “Former Termination Date”) to July 31, 2023 (the “New Termination Date”).  Further, the Second Amendment acknowledges that the Company has previously vacated and surrendered, and the Lease has expired with regards to, the 34 Crosby Premises, reducing the total laboratory and manufacturing space subject to the Lease to 20,445 square feet.  Accordingly, the Second Amendment reduces the Company’s required security deposit under the Lease from approximately $227,539 to approximately $113,769.  Under the Second Amendment, the annual base rent for the 36 Crosby Premises shall be approximately $524,329 until the Former Termination Date, shall be $0 from July 1, 2018 to July 31, 2018, and shall be approximately $544,041 from August 1, 2018 to July 31, 2019.  The annual base rent shall increase annually thereafter.

The Second Amendment also provides the Company a one-time option to terminate the Lease on July 31, 2021, upon the Company’s delivery to the Landlord on or before July 31, 2020 of a termination notice and the payment to the Landlord of a termination fee of approximately $273,474.

The foregoing description of certain terms of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Lease, by and between Ocular Therapeutix, Inc. and CCC Investors LLC, dated October 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: October 16, 2017	By:	/s/ Donald Notman
Donald Notman
Chief Financial Officer